EXHIBIT 10.2
EXECUTION COPY
AMENDMENT TO STOCK AND ASSET PURCHASE AGREEMENT
     THIS AMENDMENT TO STOCK AND ASSET PURCHASE AGREEMENT (this “Amendment”), dated as of the 1st day of July, 2006, to the Stock and Asset Purchase Agreement (the “Purchase Agreement”) dated as of May 18, 2006, by and among Parsons, Brinckerhoff, Quade & Douglas Inc., a New York corporation (“Seller”), PB Farradyne Inc., a Maryland corporation (the “Company”), PB Energy Storage Services, Inc., a Texas corporation (“PB Energy”) and Telvent Traffic North America Inc., a Texas corporation (“Purchaser”). Each of the foregoing persons is referred to individually as a “Party” and collectively as the “Parties.” Capitalized terms used and not otherwise defined herein shall have the meanings given to them in the Purchase Agreement.
RECITALS
     A. The Parties are parties to the Purchase Agreement.
     B. In connection with the consummation of the transactions contemplated by the Purchase Agreement, the Parties desire to amend the Purchase Agreement to reflect the agreements set forth herein.
     C. Under Section 10.09 of the Purchase Agreement, amendments to the Purchase Agreement must be in writing and signed by each of the Parties.
     NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the Parties hereby agree as follows:
     1. Amendment of Section 2.02(d)(iii). Section 2.02(d)(iii) of the Purchase Agreement is hereby amended in its entirety by deleting such Section 2.02(d)(iii) in its entirety and replacing it with the following:
     “(iii) any liabilities or obligations of Seller or PB Energy under the surety bonds set forth on Schedule 2.02(d)(iii).”
     For the avoidance of doubt, the Parties hereby acknowledge and agree that the surety bonds of the Company listed as items 4 (#8189-09-39 by the Company for the benefit of City of Phoenix, in the principal amount of $2,291,260.91) and 5 (#8189-09-39 by the Company for the benefit of City of Phoenix, in the principal amount of $2,291,260.91) on Schedule 2.02(d)(iii) shall remain as obligations of the Company after Closing.
     2. Amendment of Section 3.01. Section 3.01 of the Purchase Agreement is hereby amended by deleting the first paragraph of such Section 3.01 in its entirety and replacing it with the following:
“The closing of the sale and purchase of the Shares and Purchased Assets and the assumption of the Assumed Liabilities as contemplated by this Agreement (the

“Closing”) shall take place at the offices of McDermott Will & Emery LLP, 340 Madison Avenue, New York, New York 10017, effective as of July 1, 2006, or at such other place, time and date as shall be agreed among the Parties. The date on which the Closing occurs is referred to in this Agreement as the “Closing Date”. The Closing will be deemed to have occurred as of 12:01 a.m. local time on the Closing Date. Unless expressly set forth herein, each of the transactions contemplated below shall be deemed to have occurred simultaneously.”
     3. Amendment of Section 6.17(c). Section 6.17(c) of the Purchase Agreement is hereby amended by deleting such Section 6.17(c) in its entirety and replacing it with the following:
“(c) Prior to or at the Closing, Seller shall cause the names of any legal entities owned by Seller or any of Seller’s Affiliates, with the exception of PB Farradyne Engineering, P.C., containing the Company Names to be changed to names not including or similar to the Company Names. Following the Closing, Seller and its Affiliates shall not use the Company Names other than in a factual manner. “Company Names” means “Farradyne” and any variations and derivatives thereof. Seller and Purchaser shall mutually agree as to whether and when the name of PB Farradyne Engineering, P.C. shall be changed at or about the time Purchaser elects to purchase this legal entity. Seller agrees that until the date of such determination, Seller shall cause PB Farradyne Engineering, P.C. not to conduct any substantive business activities.”
     4. Amendment of Section 6.18. Section 6.18 of the Purchase Agreement is hereby amended by deleting such Section 6.18 in its entirety and replacing it with the following:
“Section 6.18. Assignment of Michigan and Ohio Contracts. (a) Seller shall cause Parsons Brinckerhoff Michigan, Inc. to assign to Purchaser or its designated Affiliate the Contracts set forth on Schedule 6.18(a) in accordance with Section 6.05.
(b) Seller shall cause Parsons Brinckerhoff Ohio, Inc. to assign to Purchaser or its designated Affiliate the Contracts set forth on Schedule 6.18(b) in accordance with Section 6.05.”
     5. Amendment of Section 6.19. Section 6.19 of the Purchase Agreement is hereby amended by deleting such Section 6.19 in its entirety and replacing it with the following:
“Section 6.19. Alltech Subcontracts. At the Closing, PB Energy shall, or shall cause its applicable Affiliate(s) to, and Seller shall enter into written subcontractor agreements, mutually acceptable to PB Energy, Seller and Purchaser, in respect of the Contracts set forth on Schedule 6.19.”
     6. Amendment of Section 10.11. Section 10.11 of the Purchase Agreement is hereby amended by deleting such Section 10.11 in its entirety and replacing it with the following
“This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to principles of conflict of laws. The Parties hereby declare that it is their intention that this Agreement shall be regarded as made under the laws of the State of Delaware and that the laws of said State shall be applied in interpreting its provisions in all cases where legal interpretation shall be required. Each of the Parties agrees (a) that this Agreement involves at least $100,000.00, and (b) that this Agreement has been entered into by the Parties in express reliance upon 6 Del. C. § 2708. Each of the Parties hereby irrevocably and unconditionally agrees (a) to be subject to the jurisdiction of the courts of the State of Delaware and of the federal courts sitting in the State of Delaware, and (b) (1) to the extent such Party is not otherwise subject to service of process in the State of Delaware, to appoint and maintain an agent in the State of Delaware as such party’s agent for acceptance of legal process, and (2) that, to the fullest extent permitted by applicable law, service of process may also be made on such Party by prepaid certified mail with a proof of mailing receipt validated by the United States Postal Service constituting evidence of valid service, and that service made pursuant to (b) (1) or (2) above shall, to the fullest extent permitted by applicable law, have the same legal force and effect as if served upon such party personally within the State of Delaware.”
     7. Amendment to Schedule 4.13(a). Schedule 4.13(a) to the Purchase Agreement is hereby amended to add the following Business Contracts under the heading “Alltech Contracts”:
a.	“6. Intercompany Agreement, dated December 22, 2005, between the PB Farradyne division of Parsons Brinckerhoff Quade & Douglas, Inc. and Alltech, Inc.”

b.	“7. Intercompany Agreement, dated October 25, 2002, between PB Farradyne division of Parsons Brinckerhoff Quade & Douglas, Inc. and Alltech, Inc.”
     8. Ancillary Agreements: For the avoidance of doubt, the Parties hereby acknowledge and agree that the Ancillary Agreements include the Master Secondment Agreement set forth as Exhibit B to the Transition Agreement and the Temporary Occupancy Agreement set forth as Exhibit D to the Transition Agreement.
     9. Effect on Purchase Agreement. This Amendment shall be incorporated into and deemed to be a part of the Purchase Agreement. Except as modified by this Amendment, the Purchase Agreement shall remain in full force and effect in accordance with its original terms.
     10. Interpretation. In the event of a conflict between or inconsistency with the terms of this Amendment and the Purchase Agreement, such conflict or inconsistency shall be resolved by giving precedence to this Amendment.
     11. Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one single agreement.
     12. Successors and Assigns. This Amendment shall be binding upon, and inure to the benefit of, the Parties hereto and their respective heirs, successors and permitted assigns.
[Signature page follows]

     IN WITNESS WHEREOF, the Parties hereto have duly executed this Amendment as of the date first written above.

PARSONS, BRINCKERHOFF, QUADE & DOUGLAS, INC.
By:	/s/ Richard A. Schrader
	Name:	Richard A. Schrader
	Title:	Senior Vice President

PB ENERGY STORAGE SERVICES, INC.
By:	/s/ Benjamin N. Paone
	Name:	Benjamin N. Paone
	Title:	Treasurer

PB FARRADYNE INC.
By:	/s/ Lawrence Yermack
	Name:	Lawrence Yermack
	Title:	President

TELVENT TRAFFIC NORTH AMERICA INC.
By:	/s/ Cameron Demcoe
	Name:	Cameron Demcoe
	Title:	Secretary

Signature Page to SAPA Amendment